Debt	12 Months Ended
Dec. 31, 2012
Debt

Note 5—Debt

A summary of debt is as follows:

	December 31, 2012	December 31, 2011
	(In thousands)
Due within one year:
Bora Term Loan	$50,000	$50,000
Mistral Term Loan	62,500	62,500
Scirocco Term Loan	43,750	43,750
Santa Ana Term Loan	62,500	62,500

Total current debt	218,750	218,750
Long-term debt:
Bora Term Loan	$300,000	$350,000
Mistral Term Loan	325,000	387,500
Scirocco Term Loan	287,500	331,250
Santa Ana Term Loan	325,000	387,500
8.25% Senior Unsecured Bonds	300,000	—
7.25% Senior Secured Notes	497,458	—

Total long-term debt	2,034,958	1,456,250

Total debt	$2,253,708	$1,675,000

Project Facilities Agreement

On September 9, 2010, Pacific Bora Ltd., Pacific Mistral Ltd., Pacific Scirocco Ltd., and Pacific Santa Ana Ltd. (collectively, the “Borrowers”), and Pacific Drilling Limited (the “Guarantor”) (collectively, the “Borrowing Group”) entered into a project facilities agreement with a group of lenders to finance the construction, operation and other costs associated with the Pacific Bora, the Pacific Mistral, the Pacific Scirocco and the Pacific Santa Ana, (as amended on November 16, 2010, as amended and restated on March 30, 2011 and as further amended and restated on March 30, 2012, the “Original Project Facilities Agreement”). On April 19, 2012, in connection with the Temporary Import Bond Facilities described below, the Borrowing Group amended and restated the Original Project Facilities Agreement by entering into the Third Amended and Restated Project Facilities Agreement (the “Project Facilities Agreement” or “PFA”). On December 28, 2012, the Borrowing Group entered into the Second Amendment Agreement in respect of the Project Facilities Agreement, which changed the frequency of amortization payments from every six months to every three months.

The Project Facilities Agreement includes a term loan with respect to the Pacific Bora, a term loan with respect to the Pacific Mistral, a term loan with respect to the Pacific Scirocco and a term loan with respect to the Pacific Santa Ana (each, a “Term Loan” and, collectively, the “Term Loans” or the “Term Loan Facility”). Each Term Loan consists of three tranches: one provided by a syndicate of ten commercial banks (the “Commercial Tranche”), one provided by the Ministry of Trade and Industry of the Norwegian government (and guaranteed by the Norwegian Guarantee Institute for Export Credits) (the “GIEK Tranche”) and one provided by The Export-Import Bank of Korea (the “KEXIM Tranche”).

In November 2010, we borrowed $450 million under the Bora Term Loan. During 2011, we borrowed $450 million, $375 million and $450 million under the Mistral Term Loan, the Scirocco Term Loan and the Santa Ana Term Loan, respectively. Under the Scirocco Term Loan, $75 million of the aggregated amount available was cancelled, resulting in our collective final borrowings equaling $1.725 billion under the Project Facilities Agreement.

Borrowings under the Term Loans bear interest at the London Interbank Offered Rate (“LIBOR”) plus an applicable margin. Prior to the effective date of the first drilling contract in respect of a Borrower’s drillship, the applicable margin under the relevant Term Loan is 4% per annum. Subsequent to the effective date of the first drilling contract in respect of such Borrower’s drillship and until 12 months after delivery of all four drillships, the applicable margin is 3.5% per annum. Subsequent to 12 months after the delivery of all four drillships, the applicable margin is based on the Borrowing Group’s historical debt service coverage ratio. If the ratio is not greater than 125%, the applicable margin is 3.5% per annum. If the ratio is greater than 125%, the applicable margin is 3% per annum. Interest is payable every three months.

During the years ended December 31, 2012, 2011 and 2010, we incurred $64.4 million, $57.2 million and $12.6 million of interest expense on the Term Loans of which $8.7 million, $51.5 million and $12.6 million was recorded to property and equipment as capitalized interest, respectively.

The Commercial Tranche under the Term Loan Facility matures on October 31, 2015, and the GIEK Tranche and the KEXIM Tranche each mature on October 31, 2019. Each Term Loan requires a residual debt payment of $200 million at maturity of the Commercial Tranche. The GIEK Tranche and the KEXIM Tranche each contain put options exercisable if the Commercial Tranche is not refinanced on terms acceptable to GIEK and/or KEXIM, respectively. If the GIEK Tranche put option or the KEXIM Tranche put option is exercised, each Borrower must prepay, in full, the portion of all outstanding loans that relate to the GIEK Tranche and/or the KEXIM Tranche, as applicable, on the maturity date of the Commercial Tranche, without any premium, penalty or fees of any kind.

Borrowings under the Commercial Tranche may be prepaid in whole or in part with a 1% penalty on the amount prepaid if such prepayment takes place within one year after the delivery of the fourth drillship, and no penalty thereafter. Borrowings under the GIEK Tranche and the KEXIM Tranche may be prepaid in whole or in part with a 0.5% penalty.

With respect to the term loans relating to the Pacific Bora, the Pacific Mistral, the Pacific Scirocco and the Pacific Santa Ana, we are required to make amortization payments of $12.5 million, $15.6 million, $10.9 million and $15.6 million, respectively, every three months, commencing in January 2013, with the residual debt payment of $200 million each due in October 2015.

The indebtedness under the Project Facilities Agreement is guaranteed by the Guarantor. The obligations of the Borrowers under the Term Loan Facility are joint and several. The Project Facilities Agreement is secured by several collateral components, which are usual and customary for such financings. The security provided to the lenders is cross-collateralized across all Term Loans and comprises assignments of refund guarantees, shipbuilding contracts and insurances, a first preferred mortgage over each Borrower’s drillship and other types of collateral.

The Project Facilities Agreement requires compliance with certain affirmative and negative covenants that are customary for such financings. These include, but are not limited to, restrictions on (i) the ability of each of the Borrowers to pay dividends to its shareholder or sell assets and (ii) the ability of the Borrowing Group to incur additional indebtedness or liens, make investments or transact with affiliates (except for certain specified exceptions). The Borrowers are restricted in their ability to transfer their net assets to the Guarantor, whether in the form of dividends, loans or advances. As of December 31, 2012 and December 31, 2011, the Borrowing Group held $1.7 billion and $1.5 billion of restricted net assets, respectively.

The Guarantor (through the Borrowing Group) is also required to (i) enter into and maintain drilling contracts for each drillship (except as permitted pursuant to an executed waiver letter), (ii) maintain cash account balances reserved for debt service payments, (iii) maintain Guarantor liquidity and (iv) maintain contributed equity above certain levels and to meet a required level of collateral maintenance whereby the aggregate appraised collateral value must not be less than a certain percentage of the total outstanding balances and commitments under the Project Facilities Agreement.

The Project Facilities Agreement also requires compliance by the Guarantor with the following financial covenants: (i) a projected (looking forward over the following twelve months) debt service coverage ratio of at least 1.1x through June 30, 2012 and 1.2x thereafter; (ii) a historical (looking back over the preceding twelve months) debt service coverage ratio of at least 1.1x through December 31, 2013 and 1.2x thereafter; (iii) a maximum leverage ratio of 65% and (iv) a minimum liquidity of $50 million (held in a restricted and pledged account with the Security Trustee) after the delivery of all four drillships.

Each Borrower is also required under the Project Facilities Agreement to hedge 75% of outstanding and available balances against floating interest rate exposure.

The Project Facilities Agreement contains events of default that are usual and customary for a financing of this type, size and purpose. Upon the occurrence of an event of default, borrowings under the Project Facilities Agreement are subject to acceleration.

2015 Senior Unsecured Bonds

In February 2012, we completed a private placement of 8.25% senior unsecured U.S. dollar denominated bonds due 2015 (the “2015 Senior Unsecured Bonds”) in aggregate principal amount of $300 million to eligible purchasers. The bonds bear interest at 8.25% per annum, payable semiannually on February 23 and August 23, and mature on February 23, 2015.

The 2015 Senior Unsecured Bonds are general unsecured, senior obligations that rank: (i) senior in right of payment to all of the Company’s subordinated indebtedness, if any; (ii) pari passu in right of payment with any of the Company’s existing and future unsecured indebtedness that is not by its terms subordinated to the 2015 Senior Unsecured Bonds; (iii) effectively junior to the Company’s existing and future senior debt facilities (including the Project Facilities Agreement, the Temporary Import Bond Facilities (as defined below), any future customary senior secured debt facilities provided by banks and/or financial institutions and any future first priority senior secured bond financing obtained to finance our fleet, including any refinancing, amendments or replacements of the debt facilities).

The Company may acquire 2015 Senior Unsecured Bonds in the open market, or otherwise, at any time without restriction. Within 60 days after notification of a specified change in control event, each bondholder has the right to exercise an early repayment option at a price equal to 101% of par, plus accrued interest.

During the year ended December 31, 2012, we incurred $21.1 million in interest expense on the 2015 Senior Unsecured Bonds of which $17.0 million was recorded to property and equipment as capitalized interest, respectively. We did not incur interest expense on the 2015 Senior Unsecured Bonds during the years ended December 31, 2011 and 2010.

The 2015 Senior Unsecured Bonds contain provisions that limit, with certain exceptions, the ability of the Company and our subsidiaries to (i) merge or demerge, (ii) dispose of assets, (iii) incur financial indebtedness and (iv) pay dividends exceeding 50% of consolidated net income for the preceding fiscal year. The 2015 Senior Unsecured Bonds also require compliance with financial covenants including (i) a minimum equity ratio of 35%, (ii) a minimum liquidity of $25 million and (iii) a leverage restriction limiting the outstanding secured and unsecured borrowings on a consolidated basis (excluding Temporary Import Bond Facilities) to an average of $475 million per drillship. The 2015 Senior Unsecured Bonds contain events of default that are usual and customary for a financing of this type, size and purpose. Upon the occurrence of an event of default, borrowings under the 2015 Senior Unsecured Bonds are subject to acceleration.

2017 Senior Secured Notes

In November 2012, Pacific Drilling V Limited (the “Issuer”), an indirect, wholly-owned subsidiary of Pacific Drilling S.A. (the “Parent”), completed a private placement of $500 million (the “2017 Senior Secured Notes”) in aggregate principal amount of 7.25% senior secured U.S. dollar denominated notes due 2017 to eligible purchasers. The 2017 Senior Secured Notes are fully and unconditionally guaranteed by Pacific Drilling S.A. on a senior unsecured basis. The 2017 Senior Secured Notes constitute a new series of debt securities under an indenture dated as of November 28, 2012 (the “Indenture”), among the Issuer, the Parent and each subsidiary guarantor from time to time party thereto, as guarantors, and Deutsche Bank Trust Company Americas, as Trustee (in such capacity, the “Trustee”) and Collateral Agent (in such capacity, the “Collateral Agent”).

The 2017 Senior Secured Notes were sold at 99.483% of par. The Notes bear interest at 7.25% per annum, payable semiannually on June 1 and December 1, commencing on June 1, 2013, and mature on December 1, 2017.

As of December 31, 2012, the Issuer has no subsidiaries. Any future subsidiary of the Issuer that holds or will hold the Pacific Khamsin or certain related assets, or is or becomes party to a drilling contract in respect of the Pacific Khamsin, will guarantee the notes on a senior secured basis. None of Pacific Drilling S.A.’s other subsidiaries will be guarantors of the 2017 Senior Secured Notes. The 2017 Senior Secured Notes and the note guarantees will be the Issuer’s and each guarantor subsidiary’s senior obligation, respectively, and will rank equal in right of payment to all existing and future senior indebtedness of the Issuer and such guarantor, respectively, and will rank senior in right of payment to all existing and future subordinated indebtedness of the Issuer and such guarantor, respectively.

Prior to the delivery of the Pacific Khamsin, the 2017 Senior Secured Notes will be secured by a first-priority security interest (subject to certain exceptions) in substantially all of the assets of the Issuer, including the Issuer’s rights under the construction contract and the refund guarantee for the Pacific Khamsin , and by a pledge of the capital stock of the Issuer. Upon delivery of the Pacific Khamsin, the 2017 Senior Secured Notes will also be secured by a first-priority security interest (subject to exceptions) in the Pacific Khamsin, and substantially all of the other assets of the Issuer, including an assignment of earnings and insurance proceeds related to the Pacific Khamsin.

On or after December 1, 2015, the Issuer has the option to redeem the 2017 Senior Secured Notes, in whole or in part, at one time or from time to time, at the redemption prices plus accrued and unpaid interests and additional amounts, if any, as specified in the Indenture. Prior to December 1, 2015, the Issuer may redeem all or any portion of the Notes at a redemption price equal to 100% of the principal amount of the outstanding notes plus accrued and unpaid interest and additional amounts, if any, to the redemption date, plus a “make-whole” premium. In addition, prior to December 1, 2015, the Issuer may, at its option, on one or more occasions redeem up to 35% of the aggregate original principal amount of the Notes (including any additional Notes) with the net cash proceeds from certain equity offerings of the Parent at a redemption price of 107.250% of the principal amount of the outstanding notes plus accrued and unpaid interest and additional amounts, if any, to the redemption date. The Issuer may also, prior to December 1, 2015, redeem up to 10% of the original aggregate principal amount of the Notes in any 12 month period at a redemption price equal to 103% of the aggregate principal amount thereof plus accrued and unpaid interest and additional amounts, if any, to the redemption date.

During the year ended December 31, 2012, we incurred and capitalized interest expense of $3.4 million on the 2017 Senior Secured Notes. We did not incur interest expense on the 2017 Senior Secured Notes during the years ended December 31, 2011 and 2010.

The 2017 Senior Secured Notes contain provisions that limit, with certain exceptions, the ability of Pacific Drilling S.A., the Issuer and Pacific Drilling S.A.’s other restricted subsidiaries to (i) pay dividends, purchase or redeem Pacific Drilling S.A.’s capital stock or subordinated indebtedness of the Issuer or any guarantor or make other restricted payments, (ii) incur or guarantee additional indebtedness or issue preferred stock, (iii) create or incur liens and (iv) create unrestricted subsidiaries, (v) enter into transactions with affiliates, (vi) enter into new lines of business, (vii) transfer or sell the Pacific Khamsin and other related assets and (vii) merge or demerge. As of December 31, 2012 and 2011, the Issuer held $0 of restricted net assets, respectively.

Temporary Import Bond Facilities

As part of the standard Nigerian importation requirements for equipment, we are required to either import the vessel into Nigeria on a permanent basis and pay import duties or apply for a Temporary Importation (“TI”) permit and put up a bond for the value of the import duties instead. On July 13, 2011, we entered into a temporary Standby Letter of Credit (“SBLC”) facility with Citibank, N.A. to support a TI bond for the Pacific Bora as required in Nigeria (the “Bora TI Bond”). On December 6, 2011, we entered into separate temporary SBLC facilities with each of Citibank, N.A. and Standard Charter Bank to support a TI bond for the Pacific Scirocco as required in Nigeria (collectively, the “Scirocco TI Bond” and, together with the Bora TI Bond, the “TI Bonds”).

Under the SBLC facility for the Pacific Bora, Citibank, N.A., as issuing bank, issued a letter of credit for the benefit of Citibank Nigeria denominated in the Nigerian currency, Naira, in the amount of approximately $99.8 million. This letter of credit provided credit support for the Bora TI Bond that was issued by Citibank Nigeria in favor of the Government of Nigeria Customs Service for the Pacific Bora.

Under the temporary SBLC facilities for the Pacific Scirocco, Citibank, N.A. and Standard Charter Bank, as issuing banks, each issued a letter of credit for the benefit of Citibank Nigeria and Standard Charter Bank Nigeria, respectively, denominated in Naira in the collective amount of approximately $109.5 million. These letters of credit provided credit support for the Scirocco TI Bond that was issued by Citibank Nigeria and Standard Charter Bank Nigeria, respectively, in favor of the Government of Nigeria Customs Service for the Pacific Scirocco.

On April 19, 2012, the temporary SBLC facilities for the Pacific Bora and the Pacific Scirocco were each replaced by a Letter of Credit Facility and Guaranty Agreement. Under the Letter of Credit Facility and Guaranty Agreement for the Bora TI Bond (the “Bora TI Facility”), Citibank, N.A., as administrative agent, issuing bank and arranger, has issued a letter of credit for the benefit of Citibank Nigeria in the amount of 14,884,342,426 Naira or approximately $94.5 million as of April 19, 2012. This letter of credit provides credit support for the Bora TI Bond that was issued by Citibank Nigeria in favor of the Government of Nigeria Customs Service for the Pacific Bora.

Under the Letter of Credit Facility and Guaranty Agreement for the Scirocco TI Bond (the “Scirocco TI Facility,” and, together with the Bora TI Facility, the “TI Facilities”), Citibank, N.A., as administrative agent, issuing bank and arranger, has issued letters of credit for the benefit of Citibank Nigeria and Standard Charter Bank Nigeria in the collective amount of 17,280,837,923 Naira or approximately $109.7 million as of April 19, 2012. These letters of credit provide credit support for the TI bonds that were issued by Citibank Nigeria and Standard Charter Bank Nigeria, respectively, in favor of the Government of Nigeria Customs Service for the Pacific Scirocco.

Each letter of credit issued pursuant to the Bora TI Facility and Scirocco TI Facility will expire after a one-year period and will be renewable for up to two additional one-year terms based on the initial contract term of each vessel. In connection with the placement of the Bora TI Facility and the Scirocco TI Facility, our restricted cash deposit obligations were lowered from $50 million and $99 million under the former SBLC facilities to $10.7 million and $12.3 million, respectively, resulting in a release of approximately $126 million of cash collateral. The restricted cash balance required is subject to fluctuations in the U.S. dollar to Naira currency exchange rates.

The TI Facilities require the Company to pay fees, in addition to customary fronting fees, calculated based on outstanding balances of the TI Bonds and each outstanding letter of credit. Fees on the TI Facilities are primarily based on 2.5% of the U.S. dollar equivalent of outstanding balances of the Bora TI Facility and the Scirocco TI Facility. During the years ended December 31, 2012 and 2011, we incurred $5.5 million and $0.7 million, respectively, in interest expense on the TI Facilities.

Maturities of Long-Term Debt

For purposes of preparing our scheduled maturities of debt, borrowings under the GIEK Tranche and the KEXIM Tranche are presented assuming an exercise of the option by GIEK and KEXIM to accelerate the maturity date to October 31, 2015. Maturities of long-term debt for each of the five years ending after December 31, 2012 are as follows:

(In thousands)
Twelve months ended December 31,
2013	$218,750
2014	218,750
2015	1,318,750
2016	—
2017	500,000